Exhibit 99.2

Investor Presentation July 2020

IMPORTANT INFORMATION This presentation and any additional information provided in connection herewith (this “Presentation”) have been prepared by, or at the direction of, G-III Apparel Group, Ltd. (together with its direct and indirect subsidiaries, “G-III” or the “Company”) for purposes of considering an investment in the securities described herein (the ”Securities”) to be issued by the Issuer. This Presentation does not purport to be complete and should not be used to form the basis of any investment decision in the Securities. The information in this Presentation is preliminary. The information in this Presentation will be superseded by information provided to any investor prior to the Closing Date. Securities of the Issuer will be offered pursuant to a preliminary offering memorandum and any supplements to such preliminary offering memorandum which may from time to time be prepared (collectively, the “Offering Memorandum”) and you should rely only on the information in the Offering Memorandum in connection with any acquisition of such securities, which information may be different from the information contained in this Presentation. Any investment decision should be based upon the information in the Offering Memorandum including without limitation, a careful review of all risk factors set forth in such Offering Memorandum. If any statements in these materials conflict with statements in the Offering Memorandum, you should rely only on the information in the Offering Memorandum. Potential investors are advised to read the final confidential private offering memorandum and related documentation for the transaction (the “Definitive Documentation”) carefully and will be required to consult with their own attorneys, accountants and other professional advisors and independently conduct such investigations and analyses as they deem necessary in order to make their own independent determination as to the suitability, merits and risks of any investment. This Presentation is only being provided to persons that are “qualified institutional buyers,” as defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) and/or persons located outside of the United States that are not “U.S. persons” (as such term is defined under Regulation S of the Securities Act). By viewing this Presentation, you (a) warrant and acknowledge that you are a “qualified institutional buyer” (as defined in Rule 144A) and/or are located outside of the United States and are not a U.S. person (as defined in Regulation S), and (b) agree to be bound by the foregoing restrictions and to maintain absolute confidentiality regarding the information disclosed in these materials. This Presentation is intended only for qualified investors. Access to this Presentation by any other person is unauthorized. Any failure to comply with these restrictions may constitute a violation of applicable securities laws. The Securities will not be registered under the Securities Act, the securities laws of any state or the laws of any other jurisdiction, and the Issuer will not be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). No holder of any Securities will have the right to require any such registration. Any Securities will be subject to significant transfer restrictions to be more fully described in the Offering Memorandum. No assurance can be provided as to the liquidity of or development of a trading market for any such Securities. Past performance is not indicative of future results. Nothing herein is, or shall be relied on as, a promise or representation as to future performance. Any projections, forecasts and estimates contained herein are for illustrative purposes only. Known and unknown risks and uncertainties may cause actual results to differ materially from those described herein. 1

IMPORTANT INFORMATION (CONTINUED) Forward Looking Statements The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance”, “project”, “opportunity”, “target”, “goal”, “growing”, and “continue” or other words that relate to future events, as opposed to past or current events and include statements regarding G-III’s plans, strategies, objectives, targets and expected financial performance. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give G-III’s current expectation of future events or its future performance and do not relate directly to historical or current events or G-III’s historical or future performance. As such, G-III’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements. In addition, since the financial projections and forecasts, over multiple years, such information by its nature becomes less reliable with each successive year included in this presentation, possibly to a material degree and are subject to risks, uncertainties and factors which include, but are not limited to, risks related to the COVID-19 outbreak, reliance on licensed product, reliance on foreign manufacturers, risks of doing business abroad, the current economic and credit environment, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks associated with the restructuring of our retail operations segment, risks of operating a retail business, risks related to G-III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G-III’s business of the imposition of tariffs by the United States government and business and general economic conditions, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission, including G-III’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020 and Quarterly Report on Form 10Q for the three months ended April 30, 2020. G-III assumes no obligation to update the information in this release. G-III cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and G-III and its Representatives undertakes no obligation to update add to or otherwise revise or correct any of the information contained or revise publicly any such forward-looking statements, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise. In particular, G-III cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements. G-III’s business is subject to numerous known and unknown risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. This presentation includes financial measures not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may exclude items that are significant in understanding and assessing the Company’s financial results. Management believes that these non-GAAP financial measures provide useful supplemental information to management and investors regarding the underlying performance of the Company’s business operations and are more indicative of core operating results as they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the Company’s business. Investors and potential investors should not consider these non-GAAP financial measures in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance and are encouraged to review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures attached to this presentation. Note: Annual financials are presented on a fiscal year basis – 2021 refers the annual period ended January 31, 2021 2

TABLE OF CONTENTS 1. Company Overview 2. Business Update 3. Credit Highlights 4. Financial Overview 5. Appendix 3

COMPANY OVERVIEW

# G-III: A 60+ YEAR HISTORY

**G-III has transformed its business from a niche outerwear manufacturer to a leading apparel designer and marketer with ~$3.2 billion in net sales**

| 1950s | 2000s | 2010s | | 2016 | 2020 |
|---|---|---|---|---|---|
|  |  |  |  |  DKNY |  |

| Founding & IPO | Acquisition of CK License and Other Outerwear / Dress Brands | | Portfolio & Category Growth | | Transformation | Expansion |
|---|---|---|---|---|---|---|
| **1956**<br>Founded by Aron Goldfarb in New York City as a leather outerwear company<br><br>**1974**<br>Morris Goldfarb joined G-III as Chief Executive Officer and spearheaded the expansion of the Company's international sourcing capabilities<br><br>**1989**<br>Became publicly traded on NASDAQ | **2005**<br>Marvin Richards / Calvin Klein<br>WINLIT / GUESS<br>Acquired Marvin Richards and Winlit, beginning the Calvin Klein and Guess license partnerships and consolidating G-III with two of its largest competitors<br><br>**2007**<br>Eliza J<br>Jessica Howard<br>Added to its dress portfolio with its acquisition of Jessica Howard and Eliza J | **2008**<br>ANDREW MARC<br>Purchased Andrew Marc, a nationally recognized outerwear company, distributed through high-end department stores as well as clubs – brand has grown to become one of Costco's largest brands. With this acquisition, G-III became a licensor for the first time | **2012**<br>VILEBREQUIN<br>Acquired Vilebrequin, a pre-eminent global brand offering status swimwear, resort wear and related accessories | **2015**<br>KARL KARL LAGERFELD<br>Entered into a joint venture with Karl Lagerfeld Group; acquired 49% ownership in the North American JV<br><br>Signed master license agreement for all women's apparel, shoes and accessories | **2016**<br>DKNY<br>DONNA KARAN NEW YORK<br>Acquired Donna Karan International for $650mm<br><br>KARL KARL LAGERFELD<br>Expanded Karl Lagerfeld Group partnership through the acquisition of a ~19% minority interest in the parent entity<br><br>TOMMY HILFIGER<br>Expanded license for Tommy Hilfiger to include women's sportswear, suit separates, performance and denim in the U.S. and Canada | **2017 & 2018**<br>DKNY<br>DONNA KARAN NEW YORK<br>Re-launched the DKNY apparel line and also re-launched Donna Karan to also be an aspirational luxury brand<br><br>**2019**<br>CALVIN KLEIN<br>Launched Calvin Klein Jeans collection<br><br>**2020**<br>Further bolstering existing retail relationships while entering new retail doors such as Kohl's |

G-III Apparel Group 4

G-III OVERVIEW — Substantial portfolio of more than 30 licensed and proprietary brands – Anchored by our five global power brands: — Extensive and diverse range of apparel products and accessories – Outerwear – Dresses – Sportswear — Products sold via a broad and diverse cross-section of retailers and e-tailers across distribution channels and price points – Additionally, we source and sell products to major retailers under their own private label brands — In FY2020 (ended January 31, 2020), we reported net sales of approximately $3.2 billion – Nearly 90% (1) of our net sales were generated in our ‘wholesale operations’ segment which includes sales of products to retailers under owned, licensed and private label brands, licensing revenues from owned brands as well as our Vilebrequin business  Licensed brands accounted for approximately 59% of our total FY2020 net sales – We recently announced the restructuring of our ‘retail operations’ segment, which accounted for approximately 12% (1) of our FY2020 net sales, and expect to greatly reduce our retail losses and to ultimately have the retail segment become profitable – Approximately 88% of our business was generated within the U.S. as of FY2020 We design, source and market an extensive and diverse range of apparel products and accessories to the largest retailers and e-tailers across the world – Swimwear – Women’s suits – Women’s performance wear – Women’s handbags – Footwear – Small leather goods – Cold weather accessories – Luggage 1. Based on as reported net sales for wholesale and retail segments, before intercompany eliminations. 5

# SUBSTANTIAL BRAND PORTFOLIO

**Owned**

DKNY · DONNA KARAN NEW YORK · KARL LAGERFELD PARIS · VILEBREQUIN · MNY · G.H. BASS & CO. · ANDREW MARC · Eliza J · Jessica Howard · WILSONS LEATHER

**Licensed**

| Fashion Licenses | | |
|---|---|---|
| License | Term End Date | Renewal End Date |
| CALVIN KLEIN [1] | 2023 | None |
| TOMMY HILFIGER [2] | 2021 | 2025 |
| Kenneth Cole New York | 2022 | 2025 |
| COLE HAAN | 2023 | 2025 |
| Levi's | 2021 | None |
| GUESS | 2023 | None |
| DOCKERS | 2021 | None |
| VINCE CAMUTO | 2020 | 2025 |

| Team Sports Licenses | | |
|---|---|---|
| License | Term End Date | Renewal End Date |
| IMG College Licensing | 2020 | None |
| | 2023 | None |
| NBA | 2020 | None |
| NFL | 2023 | None |
| NHL | 2022 | None |
| STARTER | 2023 | 2028 |

**Commentary on Licensed Business**

- License Agreements typically have an Initial Term of 3-5 years
- Contracts are often renewed and/or expanded
- Key partners often seek to give G-III additional product categories, trademarks and territories based on G-III's proven track record for strong results, profitability and stable royalty stream

**PVH is a Strategic, Long-Term Partner**

- In FY2020, Calvin Klein and Tommy Hilfiger, both owned by PVH, accounted for approximately 50% of our total net sales
- PVH has been a long-term, strategic partner since 2005
  - A mutually beneficial and symbiotic relationship that has never been stronger
    - Evidenced by growth of relationship from ~$31mm in net sales based on the original license agreements set in 2005 to ~$1.6bn in net sales today
  - Constant and collaborative dialogue at the highest levels of both organizations
  - During the COVID-19 pandemic, both companies have worked together collaboratively to further their mutual best interests and continue to foster the long-term relationship

G-III Apparel Group

Note: G-III has multiple licenses for brands such as Calvin Klein, Tommy Hilfiger and Guess.
1. Note that Calvin Klein Jeans (Women's Jeanswear) has a current term end date of 2024.
2. Note that Tommy Hilfiger (Luggage) has a current term end date of 2020.

6

EXTENSIVE PRODUCT OFFERING Sportswear Performance Suit Separates Dresses Outerwear Footwear Swimwear Handbags & Luggage Other — Best-in-class product development and design across a broad portfolio — Collaboration between in-house design teams and external services as well as flexible production capabilities allow G-III to stay on top of fashion styles and market trends — Merchant- and brand-led vs. fashion-led approach which results in higher profitability and stability — Given broad portfolio of brands and products and deep retailer relationships, G-III is able to make real- time, data-driven design and pricing decisions based on proprietary data — Supported by strong manufacturing and sourcing capabilities — Worldwide network of suppliers allows G-III to negotiate competitive terms without being dependent on any one single vendor — Production base continuing to diversify; inventory sourced from China has decreased from 72.0% in FY2017 to 49.5% in FY2020 Wholesale FY2020 Net Sales Breakdown by Category 7

PARTNER OF CHOICE FOR WORLD’S LARGEST RETAILERS & E-TAILERS Department / Mid-Tier Diversity across customers, distribution channels and price points Off-Price / Club Specialty Licensor-Owned Luxury — Long-standing, entrenched relationships with major retailers – Collaborating with retail partners and investing resources to drive additive sales on retail partner e-commerce websites – Established private label offering to further support customer relationships — Big data collected across retail partners enables G-III to make real-time, data-driven decisions on designs, categories and pricing which enhances sales and profitability for G-III and its license partners — Retail store rationalization by retail partners is a long-term net positive for G-III – Retail partners getting healthier for the long-term by closing bottom-tier and unprofitable locations – Focus on e-commerce enables allows retailers to meet consumers where they are and when they need to shop — Building out e-commerce business for owned brands and utilizing best-practices and learnings from partner experiences 8

BUSINESS UPDATE

# TAKING DECISIVE ACTIONS DURING COVID-19

**Since the crisis began, G-III has taken proactive measures to ensure the safety of customers and employees, appropriately manage costs and expenditures, and effectively preserve liquidity in response to the COVID-19 pandemic**

- Announced significant, voluntary reductions in pay for senior management, effective March 30, 2020
  - CEO and President each agreed to temporarily receive no salary
  - Other senior personnel agreed to a temporary reduction of 10-40% of base salary
- Temporarily furloughed portion of employee base, effective April 6, 2020
  - 60% of wholesale employees; subsequently ~33% of these employees will not be returning
  - 80% of retail employees; being brought back as needed to facilitate store liquidations
  - Full-time furloughed employees will continue to receive all healthcare benefits with the Company, and the Company will pay the employees' share of healthcare costs
- Significant reductions in other variable discretionary spending, including marketing and capital expenditures
- Proactively engaged with licensing partners for contractual relief and flexibility
- Diligently managed inventory levels (down approximately 7% year-over-year as of Q1 FY2021, ended April 30, 2020)
- Despite the disruption from COVID-19, G-III has maintained a strong financial position, with ~$500 million of liquidity in the form of cash and availability under existing facilities

G-III Apparel Group

9

UPDATE ON BUSINESS OPERATIONS — In mid-March 2020, both G-III and its retail partners closed stores under government-mandated shutdown orders due to the COVID-19 pandemic – As of July 16, 2020, the majority of G-III retail stores and G-III’s retail partners’ stores have reopened, albeit with certain limitations and restrictions in order to ensure the safety of customers and employees – Several retailers experienced week-over-week positive trends during the months of May and June 2020 based on pent up reopening momentum as customers shop with a purpose (i.e. higher conversion) and average ticket size are increasing — The Company participates in retail partner’s e-commerce sales and has benefited from the increased site traffic during the COVID-19 pandemic –G-III continues to focus on capturing more e-commerce business, both from partner and owned sites —G-III has a long history of successfully navigating and managing through turbulent, uncertain times and the Company continues to be a partner of choice for the world’s largest retailers and e-tailers – As in prior economic cycles, the Company’s brand portfolio, anchored by the five global power brands with strong brand equity, is expected to remain resilient and customers to remain loyal —G-III continues to enact and review cost management strategies for both the shorter and longer term — As of July 1, 2020, nearly all of the Company’s stores had reopened — As of June 24, 2020, 90% of stores were reopened, with full fleet of stores expected to be open by end of June 2020 — As of June 25, 2020, a majority of stores had reopened — As of June 9, 2020, almost all stores had reopened in ~40 states across the U.S. — As of July 16, 2020, almost all stores had reopened 10

RETAIL SEGMENT RESTRUCTURING — The decision follows a comprehensive review of the Company’s retail operations segment in which increasing profitability and enhancing shareholder value were of primary focus – For FY2020, ended January 31, 2020, retail segment net sales accounted for approximately 12% (1) of total G-III net sales — The restructuring involves the following: –Closing of all the Company’s Wilsons Leather (110) and G.H. Bass (89) stores  The Company has entered into early lease termination agreements for a significant majority of these stores – Additionally, the Company will also close all the Calvin Klein Performance stores, 4 stores in total – The Company expects to incur an aggregate charge of approximately $100 million, of which is a $65 million cash charge, related to one-time termination fees, severance costs, and store liquidation and closure costs, and other associated costs – The liquidation process has begun — Pro forma for the restructuring, the Company’s retail segment footprint will initially consist of: – 41 DKNY and 13 Karl Lagerfeld Paris stores –The e-commerce sites for DKNY, Donna Karan, Karl Lagerfeld Paris, Andrew Marc, Wilsons Leather and G.H. Bass On June 4, 2020, G-III announced the restructuring of its retail segment that is expected to greatly reduce retail losses and ultimately have the retail segment become profitable 1. Reflects as reported net sales for wholesale and retail segments, before intercompany eliminations. 2. Based on LTM 4/30/20 performance. The $65mm one-time retail segment restructuring cash charge largely compares to annual operating losses sustained by the Wilsons Leather and G.H. Bass retail banner stores, most recently of approximately $49mm (2) 11

CREDIT HIGHLIGHTS

CREDIT HIGHLIGHTS SUMMARY Broad, diversified, and stable portfolio of globally recognized brands Long-standing, strong, and symbiotic relationships forged with retailers via superior design, sourcing and quality control Well-developed supply chain infrastructure is a key core competency that leverages strong vendor relationships developed over the past 40 years Diversified business mix across customers, price points, products, and distribution channels Highly experienced and cohesive management team Strong business and financial profile that is proactively managed with a long-term mindset Conservative and prudent financial policies 12

# A PORTFOLIO OF DIVERSIFIED, STABLE & GLOBALLY RECOGNIZED BRANDS

## Established Anchor Brands with Strong Brand Equity and Long-Standing Consumer Appeal

**5 Power BRANDS** account for ~70% or ~$2.2 billion of net sales as of FY2020

CALVIN KLEIN
Founded in 1968

TOMMY HILFIGER
Founded in 1985

DKNY
Founded in 1989

DONNA KARAN NEW YORK
Founded in 1984

KARL LAGERFELD PARIS
Founded in 1984

| Brand | FY2020 Net Sales |
|---|---|
| CALVIN KLEIN | ~$1.1bn |
| TOMMY HILFIGER | ~$500mm |
| DKNY / DONNA KARAN NEW YORK | ~$500mm [1] |
| KARL LAGERFELD PARIS | ~$110mm |

## Diversified Portfolio of Complementary Brands

**Proprietary Brands**

VILEBREQUIN, Eliza J, Jessica Howard, ANDREW MARC, MNY, Bass, WILSONS LEATHER

**Licensed Brands**

Kenneth Cole New York, Levi's, COLE HAAN, NFL, NBA, MLB, NHL, GUESS, DOCKERS, IMG College Licensing, VINCE CAMUTO, Starter

*Additionally, G-III manufactures private label brands for its key retail partners*

– Strong collection of complementary proprietary and licensed brands diversified across:
- Product categories
- Price points
- Demographics
- Occasions
- Fit and sizes
- Style and genre

***Total G-III Net Sales 3-Year CAGR: 10% [2]***

1. Includes wholesale and retail net sales as well as licensing revenues.
2. Reflects net sales CAGR for fiscal years 2017 through 2020.

G-III Apparel Group
13

G-III IS A PARTNER OF CHOICE… G-III’s core strengths provide a foundation that drives a virtuous cycle G-III’s Core Strengths Superior Quality Control Superior Design Superior Sourcing — In-house individual design and merchandising teams design substantially all licensed, proprietary and private label products — Designers work collaboratively with licensors and private label customers to create designs and styles that represent the look they want — Network of worldwide suppliers that allows G-III to negotiate competitive terms without relying on any single vendor — Entrepreneurial teams in an assortment of countries that have local connectivity and flexibility to pursue factories that enhance product quality and margin — Quality control team and a sourcing group located in Asia to ensure the quality of products — Local teams operate on the ground with a hands-on approach and carry a deep rooted knowledge base with manufacturers Best-In-Class Products Products in More Retail Doors and Websites Increased Sales for Retailers Higher Royalties for License Partners More Doors and Deeper Relationships for G-III More Product Categories, Longer Licenses and Deeper Relationships for G-III More Data for G-III to Use and Analyze to Make Merchant- and Brand-Led Decisions on Design, Categories and Pricing Broad and in-Depth Assortment Available on Retail Partner E- Commerce Websites 14

~$29 Outerwear (2005) Suits (2005) Dresses (2006) Performance (2007) Sportswear (2008) Handbags, Cold Weather Acc. & Luggage (2010) Swimwear (2013) Women’s Jeanswear (2019) Outerwear, Luggage & Women’s Apparel ~$1,100 ~$1,600 FY05 FY20 …LONGSTANDING, SYMBIOTIC RELATIONSHIPS (LICENSORS) Through exceptional service, brand stewardship and extensive industry expertise, G-III maintains unparalleled, long-standing relationships with its licensors and continues to deliver as a go-to preferred partner Licensor Since: 2005 2005 Current Term: 2023 2021 Categories Licensed: 9 4 1st Year vs. Current Net Sales: ~$29mm ~$1.1bn ~$2mm ~$500mm PVH Case Study: A Strategic, Long-Term Partner (Net Sales) ($ in millions) + (FY05  FY20) FY20 (1) (2) 1. Note that Calvin Klein Jeans (Women’s Jeanswear) has a current term end date of 2024. 2. Note that Tommy Hilfiger (Luggage) has a current term end date of 2020. 15

WELL-INVESTED, RESILIENT SUPPLY CHAIN AND STRONG VENDOR RELATIONSHIPS Developed strong vender relationships over the past 40 years; those long-standing, trust- based relationships form the foundation that G-III’s global supply chain was built upon Competitive Manufacturing Advantage with Focus on Diversifying Inventory Sourcing Capabilities —G-III’s vendor relationships are a strategic asset – High quality products – Access to new technology and design insights – Market intelligence – Shared commitment to conduct, social policies, and corporate accountability —G-III supports and cultivates these relationships by continuously investing management time while also maintaining a physical presence in key jurisdictions G-III continues to make efforts to bolster production and implement strategies to further diversify the production base, expanding sourcing capabilities across the globe while leveraging best practices and strong vendor relationships from a highly experienced management team 72.0% 65.1% 61.5% 49.5% FY2017 FY2018 FY2019 FY2020 (% of Inventory Products Sourced from China) — Working closely with our global partners on all aspects of the supply chain has safe-guarded against potential disruptions – Furthermore, redundancies are built-in to avoid significant disruptions G-III’s Global Supply Chain Has Been Built to Ensure Access to the Highest Quality Products at the Most Competitive Prices… …While Simultaneously Reducing Sourcing Dependence on China to Minimize Potential Risk for Disruption to the Supply Chain Represent countries with independent manufacturers that produce G-III products 16

DIVERSIFICATION ACROSS THE PORTFOLIO Products Outerwear 95% Other 5% Outerwear 26% Sportswear and Other 46% Retail 12% Dresses 16% FY05 Net Sales: $214mm FY20 Net Sales: $3,160mm Price Points Customers and Channels Luxury Department / Mid-Tier Specialty Off-Price / Club Licensor- Owned Affordable Better Aspirational / Luxury 17

STRONG BUSINESS AND FINANCIAL PROFILE THAT IS PROACTIVELY MANAGED WITH A LONG-TERM MINDSET The closure of the Wilsons Leather and G.H. Bass retail stores is expected to greatly reduce our retail losses (approximately $49mm (1)) and to ultimately have the retail segment become profitable Note: See Adj. EBITDA reconciliation within the Appendix. 1. Based on LTM 4/30/20 performance. Net Sales and Growth Adj. EBITDA and Margin $2,386 $2,807 $3,076 $3,160 $0 $1,000 $2,000 $3,000 $4,000 FY2017 FY2018 FY2019 FY2020 ($ in millions) $165 $221 $291 $302 $0 $100 $200 $300 $400 FY2017 FY2018 FY2019 FY2020 ($ in millions) % Growth 1.8% 17.6% 9.6% 2.7% % Margin 6.9% 7.9% 9.4% 9.6% 18

CONSERVATIVE AND PRUDENT FINANCIAL POLICIES Historical Net Debt / Adjusted EBITDA —G-III has maintained a conservative financial policy and has taken a prudent approach to liquidity management – The Company has consistently maintained conservative leverage levels –G-III’s Management Team and Board of Directors has followed a policy of retaining earnings to pay down debt and to finance the growth and development of the business  The Company does not pay cash dividends  Opportunistic and limited share repurchases Share Repurchases ($ in millions) -- -- $20.3 $35.2 Donna Karan Acquisition (December 2016) Since the 2016 acquisition of the Donna Karan business, G-III has proactively balanced reinvesting earnings in the business for growth and debt paydown Note: See Leverage and Adj. EBITDA reconciliation within the Appendix. 2.6x 1.8x 1.2x 0.8x 0.0x 1.0x 2.0x 3.0x FY2017 FY2018 FY2019 FY2020 19

HIGHLY EXPERIENCED AND COHESIVE MANAGEMENT TEAM The G-III senior management team is comprised of seasoned professionals with an average executive tenure of 15 years Name / Title Years at G-III Background Morris Goldfarb Chairman of the Board and Chief Executive Officer 46 • Currently serves as Chairman of the Board and Chief Executive Officer • Has served as an executive officer of G-III and its predecessors since the formation of the Company in 1974 Sammy Aaron Vice Chairman and President 14 • Vice Chairman and executive officer since July 2005 • Oversees the operations of major brands including DKNY, Calvin Klein and Tommy Hilfiger businesses •Previously President of J. Percy for Marvin Richards from 1998 to July 2005 • Over 35 years of experience and expertise in the apparel industry Wayne Miller Chief Operating Officer and Secretary 22 • Appointed COO in December 2003 and Secretary since November 1998 • Previously served as CFO from April 1998 until September 2005 and Treasurer from November 1998 until April 2006 • Began his career with Ernst & Young and has held various senior level executive and financial positions in the apparel industry Neal Nackman Chief Financial Officer 16 • Appointed CFO in September 2005 • Served as Vice President – Finance from December 2003 until April 2006 • Also served as CFO of Perry Ellis International, Inc, VP of Finance of Nautica Enterprises, Inc, and was a Partner with the accounting firm of Grant Thornton LLC Jeff Goldfarb Executive Vice President and Director of Strategic Planning 17 • Appointed Executive Vice President in June 2016 • Previously served as Director of Business Development since 2004; served in other capacities with G-III prior to this since 2002 • Director of Delivering Good, formerly K.I.D.S./Fashion Delivers, a charitable organization that facilitates the donation of excess apparel inventory to disaster victims and other people in need; also a licensed attorney  Demonstrated performance through industry cycles  Track record of delivering strong operating performance through brand- building initiatives and achieving cost savings through increased productivity  Strong industry expertise across merchandising, product innovation, supply chain and data analytics 20

FINANCIAL OVERVIEW

HISTORICAL FINANCIALS Net Sales Adj. EBITDA Capital Expenditures Free Cash Flow (Adj. EBITDA less Capex) $2,386 $2,807 $3,076 $3,160 $0 $1,000 $2,000 $3,000 $4,000 FY2017 FY2018 FY2019 FY2020 ($ in millions) $165 $221 $291 $302 $0 $100 $200 $300 $400 FY2017 FY2018 FY2019 FY2020 ($ in millions) $25 $35 $29 $38 $0 $10 $20 $30 $40 FY2017 FY2018 FY2019 FY2020 ($ in millions) % Growth 1.8% 17.6% 9.6% 2.7% % Margin 6.9% 7.9% 9.4% 9.6% % of Sales 1.0% 1.2% 0.9% 1.2% % Conv. (1) 84.9% 84.4% 90.0% 87.4% $140 $187 $261 $264 $0 $100 $200 $300 $400 FY2017 FY2018 FY2019 FY2020 ($ in millions) Note: See Adj. EBITDA reconciliation within the Appendix. 1. % Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA. 21

# RECENT PERFORMANCE (AS REPORTED)

($ in millions, except per share amounts)

## Summary Financial Performance

| | Q1 2021 | Q1 2020 | FY 2020 | FY 2019 |
|---|---|---|---|---|
| Net Sales (Wholesale) [1] | $379 | $571 | $2,863 | $2,717 |
| *% Growth* | *(33.6%)* | *8.1%* | *5.4%* | *10.7%* |
| Net Sales (Retail) [1] | $34 | $82 | $386 | $477 |
| *% Growth* | *(58.6%)* | *(21.6%)* | *(19.1%)* | *(5.1%)* |
| **Total Net Sales** | **$405** | **$634** | **$3,160** | **$3,076** |
| *% Growth* | *(36.1%)* | *3.6%* | *2.7%* | *9.6%* |
| **Adj. EBITDA** | **($32)** | **$34** | **$285** | **$269** |
| *% Margin* | *(8.0%)* | *5.3%* | *9.0%* | *8.8%* |
| **Adj. EBIT** | **($42)** | **$24** | **$246** | **$231** |
| *% Margin* | *(10.4%)* | *3.8%* | *7.8%* | *7.5%* |
| **Non-GAAP Net Income** | **($36)** | **$12** | **$156** | **$144** |
| **Non-GAAP EPS** | **($0.75)** | **$0.25** | **$3.19** | **$2.86** |

## Summary Financial Performance

**Q1 FY 2021 vs. Q1 FY 2020**

- Total net sales declined primarily due to the closure of retail partners' and Company-operated stores as a result of disruptions related to COVID-19
- In addition to fixed costs and overhead being absorbed by the Company as part of COVID-19, the recognition of higher effective royalty rates over a reduced sales base also contributed to a decrease in Adj. EBITDA

**FY 2020 vs. FY 2019**

***Wholesale***

- Net sales increased primarily due to strength in DKNY and Donna Karan products, as well as licensed products under Tommy Hilfiger and Calvin Klein, contributing ~$240mm
  - Best-performing categories included performance wear, sportswear and handbags
- Strong performance was offset by a decrease of ~$80mm of sales in due to the Company's decision to move away from certain licenses, private label products and other branded offerings

***Retail***

- Net sales declined primarily due to the reduction of the number of Company-operated G.H. Bass and Wilson Leather stores from 308 to 282 over the last fiscal year as well as double-digit comp sales declines

Note: Three months ended April 30; fiscal year ended January 31. Q1 FY2021 presented on a comparable basis to Q1 FY2020. See Q1 FY2021 and Q1 FY2020 Adj. EBITDA reconciliation within the Appendix; Q1 FY2021 has other pertinent adjustments. For Non-GAAP Net Income and Non-GAAP EPS, please see G-III's public filings for applicable reconciliations.

1. Reflects as reported net sales for wholesale and retail segments, before intercompany eliminations.

G-III Apparel Group

22

APPENDIX

ADJUSTED EBITDA RECONCILIATION (LTM) ($ in millions) LTM Ended April 30, 2020 Net Income / (Loss) $92.5 (+) Asset Impairments and Loss / (Gain) on Lease Terminations 23.4 (+) Depreciation and Amortization 39.2 (+) Interest and Financing Charges, Net 44.5 (+) Income Tax Expense 19.3 (+) Share-based Compensation Expense 12.5 (+) Q1 Bad Debt Reserves Above Normalized Historical Levels 9.8 (+) Q1 Inventory Reserves Above Normalized Historical Levels 10.9 (+) LTM Wilsons and Bass Retail Operating Losses 48.9 (+) Excess Royalty Expense Relief Obtained 8.3 (+) Accrued Health Benefits for Furloughed Employees 2.2 (+) Equity in Loss of Unconsolidated Businesses 0.2 (+) Run-rate Cost Savings from Furloughed Employees Who Will Be Permanently Eliminated Consolidated Adj. EBITDA $329.5 18.0 23

ADJUSTED EBITDA RECONCILIATION (ANNUAL) ($ in millions) Fiscal Year Ended January 31, 2020 2019 2018 2017 Net Income / (Loss) $143.8 $138.1 $62.1 $51.9 (+) Transitional Expenses and Professional Fees Associated with the DKI Acquisition – – 2.1 11.7 (+) Asset Impairments and Loss / (Gain) on Lease Terminations 19.4 2.8 7.9 10.5 (+) Depreciation and Amortization 38.7 38.8 37.8 32.5 (+) Interest and Financing Charges, Net 44.4 43.9 43.5 15.7 (+) Income Tax Expense 38.3 45.8 47.9 25.8 Consolidated Adj. EBITDA (As Reported) $284.6 $269.4 $201.3 $148.1 (+) Share-based Compensation Expense 17.6 19.7 19.7 16.9 (+) Equity in Loss / (Gain) of Unconsolidated Businesses (0.3) 1.5 0.5 0.0 Consolidated Adj. EBITDA $301.8 $290.6 $221.4 $165.0 24

ADJUSTED EBITDA RECONCILIATION (Q1) ($ in millions) Fiscal Quarter Ended April 30, 2020 April 30, 2019 Net Income / (Loss) ($39.3) $12.0 (+) Asset Impairments and Loss / (Gain) on Lease Terminations 3.2 (0.8) (+) Depreciation and Amortization 9.9 9.5 (+) Interest and Financing Charges, Net 10.4 10.3 (+) Income Tax (Benefit) / Expense (16.4) 2.6 (+) Share-based Compensation Expense / (Reversal) (0.8) 4.2 (+) Equity in Loss of Unconsolidated Businesses 0.6 0.1 (+) Q1 Wilsons and Bass Retail Operating Losses 23.0 14.6 (+) Q1 Bad Debt Reserves Above Normalized Historical Levels 9.8 – (+) Q1 Inventory Reserves Above Normalized Historical Levels 10.9 – (+) Excess Royalty Expense Relief Obtained 8.3 – (+) Accrued Health Benefits for Furloughed Employees 2.2 – Consolidated Adj. EBITDA $21.7 $52.4 Included for comparability purposes. Excluding these adjustments, consolidated Adj. EBITDA for Q1 ended April 30, 2019 was $33.6mm. 25

LEVERAGE RECONCILIATION (ANNUAL) ($ in millions) Fiscal Year Ended January 31, 2020 2019 2018 2017 Term Loan $300.0 $300.0 $300.0 $300.0 Revolving Credit Facility – – 12.0 91.1 Note Issued to LVMH 125.0 125.0 125.0 125.0 Unsecured Loan 2.9 – – – Total Debt $427.9 $425.0 $437.0 $516.1 Cash 197.4 70.1 45.8 80.0 Net Debt $230.5 $354.9 $391.2 $436.2 Adj. EBITDA 301.8 290.6 221.4 165.0 Net Debt / Adj. EBITDA 0.8x 1.2x 1.8x 2.6x Note: Excludes net impact from debt discounts and financing costs. 26